UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              FORM 8-K (AMENDMENT)

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 28, 2005
                                                --------------------------------

                            A-FEM MEDICAL CORPORATION
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             (Exact name of registrant as specified in its charter)

      Nevada                         000-17119             33-0202574
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  (State or other jurisdiction      (Commission         (IRS Employer
         of incorporation)          File Number)      Identification No.)

              P.O. Box 2900, Wilsonville, Oregon                      97070
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                       (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code     (503) 740-4465
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     The registrant filed a Form 8-K dated February 28, 2005 with the U.S. Securities and Exchange Commission on March 2, 2005 (the "March 2 Report"). This report amends the March 2 Report, which is incorporated in this report by reference. The terms and conditions for the sale of the shares of the registrant's common stock reported in the March 2 Report (including the pricing for such stock) were agreed upon by the registrant and the purchasers of such shares in November 2004, and the purchasers of such shares delivered the aggregate purchase price for such shares and counterpart signature pages to stock purchase agreements for such purchase to the registrant in November 2004. The registrant fully consummated the stock purchase transaction by delivering counterpart signature pages to the stock purchase agreement with each purchaser on February 28, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   A-FEM MEDICAL CORPORATION
                                                   -----------------------------
                                                          (Registrant)

Date  March 9, 2005                                /s/ William H. Fleming
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                                                   William H. Fleming, Secretary
                                                           (Signature)


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